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                        LORD ABBETT SERIES FUND, INC.
                            LARGE-CAP CORE PORTFOLIO

                      SUPPLEMENT DATED JULY 11, 2005 TO THE
                                   PROSPECTUS
                                DATED MAY 1, 2005
                                   (CLASS VC)

With respect to the Portfolio referenced above, the section in the Prospectus entitled "Investment Managers" is amended to add the following:

Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Daniel H. Frascarelli heads the Large-Cap Core Portfolio team. The other senior member of the team is Paul J. Volovich. Messrs. Frascarelli and Volovich are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Frascarelli, Partner and Investment Manager, joined Lord Abbett in 1990 is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1983. Mr.Volovich, Director of Large-Cap Core Equity, joined Lord Abbett in 1997 is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1995.